                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K/A



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES ACT OF 1934



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  FEBRUARY 21, 1997
                                                    --------------------------




                          PREMIER LASER SYSTEMS, INC.
-------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        CALIFORNIA                      0-25242                 33-0472684
----------------------------    ------------------------   ---------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
   OF INCORPORATION)                                        IDENTIFICATION NO.)



                   3 MORGAN, IRVINE, CALIFORNIA             92618
              ----------------------------------------   ------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (714) 859-0656
                                                   -------------------------



                                 NOT APPLICABLE
------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFIED ACCOUNTANT.

     This Amendment to Current Report on Form 8-K is filed for the purpose of filing the letter by the Registrant's former accountants, Price Waterhouse LLP, which is required to be filed in connection with the Registrant's disclosure concerning changes in the Registrant's Certified Accountant. Such letter is attached hereto as Exhibit 16.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS

           16     Letter of Price Waterhouse LLP



SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                     PREMIER LASER SYSTEMS, INC.



March 18, 1997                                  /s/ Michael L. Hiebert
                                     -------------------------------------------
                                     Michael L. Hiebert, Chief Financial Officer

                                EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION
-----------                    -----------

   16                   Letter of Price Waterhouse LLP













                                     -3-